FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


 Collection Period Ending                                 September 30, 2000
 Determination Date                                        October 9, 2000
 Distribution Date                                         October 16, 2000

                                                                ----
                                                                ----
 Class A Accumulation Period ("Y" or "N")?                       N
                                                                ----
                                                                ----
 Class B Accumulation Period ("Y" or "N")?                       N
                                                                ----
                                                                ----
 Early Amortization Period ("Y" or "N")?                         N
                                                                ----
                                                                ----
 Class B Investor Amount paid in full ("Y" or "N")?              N
                                                                ----
                                                                ----


 MASTER TRUST INFORMATION

 Receivables

 1.    The aggregate amount of Receivables less all Receivables
       in Charged-Off Accounts as of the end of the last day of
       the Collection Period was equal to:                                                          $ 1,637,673,702.97

 2.    The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (not including
       reduction for Discount Receivables) was equal to:                                            $ 1,600,529,473.94

 3.    The average Discount Percentage for the Collection Period:                                                2.00%

 4.    The aggregate amount of Discount Option Receivables as of
       the end of the last day of the Collection Period was equal to:                               $    32,010,589.48

 5.    The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (including
       reduction for Discount Receivables) was equal to:                                            $ 1,568,518,884.46

 6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
       increase for Discount Receivables) was equal to:                                             $    37,144,229.03

 7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
       increase for Discount Receivables) was equal to:                                             $    69,154,818.51

 8.    The average amount of Receivables for the Collection
       Period was equal to:
       a. Average Principal Receivables                                                             $ 1,572,827,765.42
       b. Average Total Receivables                                                                 $ 1,638,455,659.76

 9.    The Transferor Amount as of the end of the last day of the
        Collection Period:                                                                          $    24,818,884.46

 10.   Minimum Transferor Amount required as of end of last day of Collection Period:               $             0.00

 11.   The aggregate amount of Principal Charge-Offs for the
       Collection Period was equal to:                                                              $    13,440,024.04

 12.   The aggregate amount of Finance Charge Charge-Offs
       for the Collection Period was equal to:                                                      $     2,068,107.99

 13.   The Excess Funding Account Balance as of the end of the
       last day of the Collection Period                                                            $             0.00


 Collections

 14.   The aggregate amount of Principal Collections for the
       Collection Period was equal to:
       a.)  Collection of Principal Receivables:                                                    $   114,227,813.82
       b.)  Recoveries:                                                                                   2,362,686.24
       c.)  Discount Receivable Collections:                                                        $    (2,284,556.28)
                                                                                                    ------------------
                                                                                                    ------------------
       d.) Total Principal Receivable Collections:                                                  $   114,305,943.78


 15.   The aggregate amount of Finance Charge Collections for the
       Collection Period was equal to:
       a.)  Collection of Finance Charge Receivables                                                $    26,168,056.14
       b.)  Interchange Amount                                                                      $     1,713,973.16
       c.)  Discount Receivable Collections                                                         $     2,284,556.28
                                                                                                    ------------------
                                                                                                    ------------------
       d.)  Total Finance Charge Receivable Collections                                             $    30,166,585.58

 16.   The aggregate amount of interest earnings (net of losses
       and investment expenses) on the Excess Funding
       Account for the Collection Period:                                                           $             0.00

 17.   The aggregate amount of Collections processed for the
       Collection Period:                                                                           $   144,472,529.36

 Invested Amounts

 18.   The 1997-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                                 $    15,000,000.00
       b. Class A-2 Invested Amount                                                                 $    15,000,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       c. Total                                                                                     $    30,000,000.00

 19.   The average amount of the 1997-1 Net Investment for the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                                 $    21,066,666.67
       b. Class A-2 Invested Amount                                                                 $    15,000,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       c. Total                                                                                     $    36,066,666.67

 20.   The 1997-2 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                  $   603,000,000.00
       b.  Class B                                                                                  $   135,000,000.00
       c.  Collateral Indebtedness Interest                                                         $    63,000,000.00
       d.  Class D                                                                                  $    99,000,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       e.  Total                                                                                    $   900,000,000.00

 21.   The average amount of the 1997-2 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                  $   603,000,000.00
       b.  Class B                                                                                  $   135,000,000.00
       c.  Collateral Indebtedness Interest                                                         $    63,000,000.00
       d.  Class D                                                                                  $   103,200,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       e.  Total                                                                                    $   904,200,000.00


 22.   The 1998-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                  $   402,000,000.00
       b.  Class B                                                                                  $    90,000,000.00
       c.  Collateralized Trust Obligations                                                         $    48,000,000.00
       d.  Class D                                                                                  $    73,700,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       e.  Total                                                                                    $   613,700,000.00

 23.   The average amount of the 1998-1 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                  $   402,000,000.00
       b.  Class B                                                                                  $    90,000,000.00
       c.  Collateralized Trust Obligations                                                         $    48,000,000.00
       d.  Class D                                                                                  $    73,700,000.00
                                                                                                    ------------------
                                                                                                    ------------------
       e.  Total                                                                                    $   613,700,000.00

 24.   The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       Collection Period:                                                                           $ 1,543,700,000.00

 Series 1998-1 Allocation Percentages

 25.   The Fixed Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                                  %            0.00%
                       b.  Class B                                                                  %            0.00%
                       c.  Collateralized Trust Obligations                                         %            0.00%
                       d.  Class D                                                                  %            0.00%
                                                                                                    ------------------
                                                                                                    ------------------
                       e.  Series 1998-1 Total                                                                   0.00%

 26.   The Floating Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                                  %           25.49%
                       b.  Class B                                                                  %            5.71%
                       c.  Collateralized Trust Obligations                                         %            3.04%
                       d.  Class D                                                                  %            4.67%
                                                                                                    ------------------
                                                                                                    ------------------
                       e.  Series 1998-1 Total                                                                  38.91%

 Allocation of Collections

 27.   The Series 1998-1 allocation of Collections of Principal
       Receivables for the Collection Period:
                       a.  Class A                                                                  $    29,134,357.63
                       b.  Class B                                                                  $     6,522,617.38
                       c.  Collateralized Trust Obligations                                         $     3,478,729.27
                       d.  Class D                                                                  $     5,341,298.90
                                                                                                    ------------------
                                                                                                    ------------------
                       e.  Series 1998-1 Total                                                      $    44,477,003.18


 28.   The Series 1998-1 allocation of Collections of Finance
       Charge Receivables for the Collection Period:
                       a.  Class A                                                                  $     7,688,874.82
                       b.  Class B                                                                  $     1,721,389.88
                       c.  Collateralized Trust Obligations                                         $       918,074.61
                       d.  Class D                                                                  $     1,409,627.05
                                                                                                    ------------------
                                                                                                    ------------------
                       e.  Series 1998-1 Total                                                      $    11,737,966.36

 Portfolio Yield and Delinquencies

 29.   The Portfolio Yield for the  Collection Period:                                              %           12.76%

 30.   The 3-month average Portfolio Yield for the three most recent
       Collection Periods:                                                                          %           13.28%

 31.   The Base Rate for the Collection Period:                                                     %            9.26%

 32.   The 3-month average Base Rate for the three most recent
       Collection Periods:                                                                          %            9.15%

 33.   The 3-month average Portfolio Adjusted Yield:                                                %            4.13%

 34.   The amount of Shared Excess Finance Charge Collections
       allocable to Series 1998-1 with respect to any Finance Charge
       Shortfall in such Series for the Collection Period:                                          $             0.00

 35.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
       (a) Delinquent 31 to 60 days                                                                      43,707,777.72
       (b) Delinquent 61 to 90 days                                                                      30,251,126.98
       (c) Delinquent 91 days or more                                                                    52,095,506.11

 Determination of Monthly Interest

 36.   Class A Monthly Interest:
                       a.  Class A Monthly Interest                                                 $     2,430,522.71
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for the Collection Period (4.3a)                       $     7,703,775.52
                       c.  Class A Interest Shortfall (b less a)                                    $             0.00
                       d.  Class A Additional Interest                                              $             0.00

 37.   Class B Monthly Interest:
                       a.  Class B Monthly Interest                                                 $       610,021.88
                       b.  Funds allocated and available to pay Class B
                            Monthly Interest for the Collection Period (4.3b)                       $     1,721,389.88
                       c.  Class B Interest Shortfall (b less a)                                    $             0.00
                       d.  Class B Additional Interest                                              $             0.00

 38.   CTO Monthly Interest and Class D Monthly Interest:
                       a.  CTO/Class D Monthly Interest                                             $       797,221.94
                       b.  Funds allocated and available to pay CTO/
                            Class D Monthly Interest for the Collection Period                      $     2,327,701.66
                       c.  CTO/Class D Interest Shortfall (b less a)                                $             0.00
                       d.  CTO/Class D Additional Interest                                          $             0.00

 Determination of Monthly Principal

 39.   Class A Monthly Principal (pursuant to section 4.4a):
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:                       $             0.00
                    (Y)a.  Controlled Accumulation Amount                                           $             0.00
                       b.  Deficit Controlled Accumulation Amount                                                 0.00
                                                                                                    ------------------
                                                                                                    ------------------
                       c.  Controlled Deposit Amount (sum a + b)                                                  0.00
                    (Z)a.  Class A Invested Amount                                                  $   402,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                               $             0.00

 40.   Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:                       $             0.00
                    (Y)a.  Controlled Accumulation Amount                                           $             0.00
                       b.  Deficit Controlled Accumulation Amount                                   $             0.00
                                                                                                    ------------------
                                                                                                    ------------------
                       c.  Controlled Deposit Amount (sum a + b)                                    $             0.00
                    (Z)a.  Class B Invested Amount                                                  $    90,000,000.00
       Class B Monthly Principal (the least of x,y,z)                                               $             0.00

 41.   CTO Monthly Principal
                       a.  pursuant to 4.4c (i) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount (optional)                                       $             0.00
                       b.  pursuant to 4.4c (ii) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount                                                  $             0.00

 42.   Class D Monthly Principal (pursuant to section 4.4d)                                         $             0.00

 Available Funds

 43.   Class A Available Funds
                       a.  Class A Finance Charge allocation                                        $     7,688,874.82
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds and
                           Reserve Account Investment Proceeds for such prior Collection Period     $        14,900.70
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds (section 4.14d)                       $             0.00
                       d.  Class A Available Funds (sum a-c)                                        $     7,703,775.52

 44.   Class B Available Funds
                       a.  Class B Finance Charge allocation                                        $     1,721,389.88
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds and
                           Reserve Account Investment Proceeds for such prior Collection Period     $             0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds (section 4.14d)                       $             0.00
                       d.  Class B Available Funds (sum a-c)                                        $     1,721,389.88

 45.   CTO Available Funds:
                       a.  CTO Finance Charge allocation                                            $       918,074.61

 46.   Class D Available Funds
                       a.  Class D Finance Charge allocation                                        $     1,409,627.05


 Reallocated Principal Collections

 47.   Class D Subordinated Principal Collections (to the extent                                    $             0.00
       needed to fund Required Amounts)

 48.   CTO Subordinated Principal Collections (to the extent                                        $             0.00
       needed to fund Required Amounts)

 49.   Class B Subordinated Principal Collections (to the extent                                    $             0.00
       needed to fund Required Amounts)

 50.   Total Reallocated Principal Collections                                                      $             0.00


 Investor Default Amounts

 51.   Class A Investor Default Amount                                                              $     3,425,600.23


 52.   Class B Investor Default Amount                                                              $       766,925.42


 53.   CTO Investor Default Amount                                                                  $       409,026.89


 54.   Class D Investor Default Amount                                                              $       628,026.71


 55.   Aggregate Investor Default Amount                                                            $     5,229,579.25


 Allocable Amounts for Series 1998-1

 56.   The Allocable Amount for Series 1998-1 as of the end of the
       Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
            Class A                                                                                 $     3,425,600.23
            Class B                                                                                 $       766,925.42
            CTO                                                                                     $       409,026.89
            Class D                                                                                 $       628,026.71
                                                                                                    ------------------
                                                                                                    ------------------
       Aggregate Allocable Amount                                                                   $     5,229,579.25


 Required Amounts for Series 1998-1

 57.   Class A Required Amount (section 4.5a)
                    (a)  i.  Class A Monthly Interest for current Distribution
                             Date                                                                   $     2,430,522.71
                        ii.   Class A Monthly Interest previously due but not
                             paid                                                                   $             0.00
                       iii.   Class A Additional Interest for prior Collection Period
                             or previously due but not paid                                         $             0.00
                       iv.   Class A Allocable Amount                                               $     3,425,600.23
                        v.    Class A Servicing Fee, including previously due but
                              not paid (if FNANB is no longer Servicer)                             $             0.00
                    (b)      Class A Available Funds                                                $     7,703,775.52
----------------------------------------------------------------------------------------------------------------------
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                             Class A Required Amount (sum of a-f minus g)                           $             0.00

 58.   Class B Required Amount (section 4.5b)
                    (x)  i.  Class B Monthly Interest for current Distribution
                             Date                                                                   $       610,021.88
                        ii.   Class B Monthly Interest previously due but not
                             paid                                                                   $             0.00
                       iii.   Class B Additional Interest for prior Collection Period
                             or previously due but not paid                                         $             0.00
                       iv.    Class B Servicing Fee, including previously due but
                              not paid (if FNANB is no longer Servicer)                             $             0.00
                             Class B Available Funds                                                $     1,721,389.88
                    (y)      Excess of Class B Allocable Amount over
                             funds available to make payments (section 4.8d)                        $             0.00
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                             Class B Required Amount ((sum of i-iv) minus Class B                   $             0.00
                             Available funds plus y)

 59.   CTO/Class D Required Amount (section 4.5c)
                    (x)i.  CTO/Class D Monthly Interest for current
                           Distribution date                                                        $       797,221.94
                       ii.  CTO/Class D Monthly Interest previously
                           due but not paid                                                         $             0.00
                       iii.  CTO/Class D Additional Interest for prior
                           Collection Period or previously due but not paid                         $             0.00
                       iv.  CTO/Class D Servicing Fee, including previously due
                           but not paid (if FNANB is no longer Servicer)                            $             0.00
                           CTO/Class D Available Funds                                              $     2,327,701.66
                    (y)    Excess of CTO/Class D Allocable Amount
                           amount over funds available to make payments                             $             0.00
                           CTO/Class D Required Amount ((sum of i-iv minus
                           CTO/Class D Available Funds plus y)                                      $             0.00

 Investor Charge-Offs

 60.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
       Amount and Class D Invested Amount
                       a.  Class A                                                                  $             0.00
                       b.  Class B                                                                  $             0.00
                       c.  CTO                                                                      $             0.00
                       d.  Class D                                                                  $             0.00

 61.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
       Invested Amount
                       a.  Class B                                                                  $             0.00
                       b.  CTO                                                                      $             0.00
                       c.  Class D                                                                  $             0.00

 62.   The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                       a.  CTO                                                                      $             0.00
                       b.  Class D                                                                  $             0.00

 Servicing Fee

 63.   Class A Servicing Fee for the Collection Period                                              $       670,000.00

 64.   Class B Servicing Fee for the Collection Period                                              $       150,000.00

 65.   CTO Servicing Fee for the Collection Period                                                  $        80,000.00

 66.   Class D Servicing Fee for the Collection Period                                              $       122,833.33

 Enhancement
             (18% of total Invested Amount)
 67.   Required Enhancement Amount
                       a. Invested Amount as of the last day of the Collection
                           Period                                                                   $   613,700,000.00
                       b.  Required Enhancement Amount (line a times 18%)                           $   110,466,000.00

 68.   Enhancement Surplus
                       a.  Available Cash Collateral Account Amount                                 $             0.00
                       b.  CTO Invested Amount                                                      $    48,000,000.00
                       c.  Class D Invested Amount                                                  $    73,700,000.00
                       d.  Required Enhancement Amount                                              $   110,466,000.00
                       e.  Available Enhancement Amount                                             $   121,700,000.00
                       f.  Enhancement Surplus (e plus deposits less d)                             $    11,234,000.00
                       g.   Enhancement deficiency, deposit excess Finance
                            Charge to Cash Collateral Account                                       $             0.00

 69.   CTO Enhancement
                       a.  Enhancement Percentage                                                   %           11.00%
                       b.  Required CTO Enhancement Amount                                          $    67,507,000.00
                       c.  Available CTO Enhancement Amount                                         $    73,700,000.00
                       d.  CTO Enhancement Surplus                                                  $     6,193,000.00
                       e.  Enhancement deficiency, deposit excess Finance
                           Charge to Cash Collateral Account                                        $             0.00

 70.   Required Cash Collateral Account Amount (greater of line 67g and 68e)                        $             0.00
       Amount of excess Finance Charge to deposit  to Cash Collateral Account                       $             0.00
       Required Draw Amount                                                                         $             0.00

 Reserve Account

 71.   Lowest historical 3-month Portfolio Adjusted Yield
       (must be > 4%, or line 70 will adjust accordingly)                                           %            3.91%

 72.   Reserve Account Funding Date (based on line 69)                                                       8/15/2000

 73.   Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Adjusted Invested Amount)                                       $     3,068,500.00

 74.   Covered Amount                                                                               $             0.00

 75.   Available Reserve Account Amount
                       a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)                     $             0.00
                       b.  Amount of deposit in the Reserve Account on the
                            Distribution Date                                                       $     3,014,900.70
                       c.  Reserve Account Investment Proceeds                                      $        14,900.70
                       d.  Amount on deposit in the Reserve Account at end of relevent
                            Due Period less Investment Proceeds                                     $     3,000,000.00
                       e.  Required Reserve Account Amount                                          $     3,068,500.00
                       f.  Available Reserve Account Amount (after Reserve Draw)                    $     3,000,000.00
                       g.  Required Reserve Account Deposit on Distribution Date                    $        68,500.00

 Principal Funding Account

 76.   Principal Funding Account Balance as of prior Distribution Date                              $             0.00

 77.   Deposit to the Principal Funding Account on the current
       Distribution Date                                                                            $             0.00

 78.   Withdrawal from the Principal Funding Account on the current
       Distribution Date                                                                            $             0.00

 79.   Principal Funding Account Balance as of the current
       Distribution Date                                                                            $             0.00

 80. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

 Certificate LIBOR Determination

 81.   Certificate LIBOR Determination date for the Collection Period                                    9/13/2000

 82.   Certificate LIBOR rate for the Collection Period                                             %         6.62125%

 83. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

In July, 2000, the Servicer discovered that a data processing error, associated with a change in cardholder terms, caused a small percentage of Collections of Finance Charge Receivables processed during May 2000, June 2000, July 2000, and August 2000 to be classified as Collections of Principal Receivables. The reclassification of Collections did not have an adverse effect on the interests of the Certificateholders, but did cause various items reported in this statement and the statements for the affected months to be misstated. The error has been corrected as of September 2000. The Servicer does not expect to restate affected months.



       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of October, 2000.

                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By s/Philip J. Dunn
                          Name:  Philip J. Dunn
                          Title:    Vice President